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                                                                   Exhibit 10(u)

                               FIRST AMENDMENT TO
                    EMPLOYMENT AND NON-COMPETITION AGREEMENT


       This First Amendment to Employment and Non-Competition Agreement (the "FIRST AMENDMENT"), made and entered into as of the 5th day of October 1998, is by and among (i) CRIIMI MAE Management, Inc., a Maryland corporation (the "COMPANY"), (ii) H. William Willoughby (the "EXECUTIVE") and (iii) CRIIMI MAE Inc., a Maryland corporation and the parent of the Company (the "PARENT").


                                    RECITALS

       1. On April 20, 1995, the Company and the Executive entered into an Employment and Non-Competition Agreement (the "EMPLOYMENT AGREEMENT").

       2. On October 5, 1998, the Company and the Parent each filed a voluntary petition seeking relief under the provisions of chapter 11, title 11 of the United States Code ("CHAPTER 11").

       3. On February 23, 1999, the court, in the case captioned IN RE CRIIMI MAE INC., ET AL., Ch. 11 Case No. 9823115 (Jointly Administered) (the "BANKRUPTCY COURT"), entered an order, attached hereto as EXHIBIT A (the "ORDER"), approving, among other things, (i) the Company's assumption of the Employment Agreement and (ii) the implementation of an employee retention program with respect to certain key employees of the Company, including the Executive, all as amended by the Order, effective NUNC PRO TUNC to October 5, 1998, upon the execution of this First Amendment by the parties hereto (the "RETENTION PROGRAM").

       4. This First Amendment amends the Employment Agreement in accordance with the modifications set forth in the Order.

       5. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Employment Agreement.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


       1. AMENDATORY PROVISIONS. The Employment Agreement is hereby amended as follows:

       (a) Section 3.2 to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:


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              3.2 DISCRETIONARY BONUS. Bonuses awarded in the sole discretion of the Board in 1998 shall be capped at 20% of the Executive's 1998 base annual salary. No other discretionary bonuses shall be awarded so long as the Parent remains in Chapter 11 without (a) written approval of the Official Committee of Unsecured Creditors of the Parent and the Official Committee of Equity Security Holders of the Parent or (b) by order of the Bankruptcy Court.

       (b) Section 3.4 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              3.4 [INTENTIONALLY OMITTED]

       (c) The second sentence of Section 3.8 to the Employment Agreement is hereby deleted in its entirety.

       (d) Section 3.9 to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              3.9 [INTENTIONALLY OMITTED]

       (e) Section 6.4.5A to the Employment is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              A. Any person or group of commonly controlled persons (excluding the Executive and William B. Dockser) obtains ownership or control, directly or indirectly, of forty percent (40%) or more of the voting control of, or beneficial rights to, the voting capital stock of the Parent.

       (f) Section 6.4.5B to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              B. The Parent's stockholders approve, and it is implemented, (i) an agreement to merge or consolidate with another corporation or other entity resulting (whether separately or in connection with a series of related transactions) in a change in ownership of forty percent (40%) or more of the voting control of, or beneficial rights \ to, the voting capital stock of the Parent, or (ii) an agreement to sell or otherwise dispose of all or substantially all of the Parent's assets (including, without limitation, a plan of liquidation or dissolution).

       (g) Section 6.4.5C to the Employment is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              C. The Parent no longer owns, directly or indirectly, a majority of the voting stock of the Company, unless (i) the Parent or (ii) a


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       subsidiary, the majority of the voting stock of which is owned, directly or indirectly, by the Parent, assumes this Agreement.

       (h) Section 7 to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              7 [INTENTIONALLY OMITTED]

       (i) Section 8.13 to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              8.13 INDEMNIFICATION. The Parent shall (a) pay as an administrative expense all indemnification to the extent provided for in the Bylaws of the Parent and/or the Company up to and including amounts totaling a maximum of $250,000 for the Executive and all other covered persons, constituting the aggregate deductible under applicable Officer and Director insurance policies, (b) apply any available portion of proceeds of applicable Officer and Director insurance policies, up to $20 million in the aggregate for all covered persons, to indemnification of the Executive; and (c) pay as an administrative expense all uninsured indemnification arising from the post-petition actions of the Executive for which he is otherwise entitled to indemnification under the Bylaws of the Parent and/or the Company.

       (j) Section 8.14 to the Employment Agreement is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

              8.14 [INTENTIONALLY OMITTED]

       2. RESERVATION OF RIGHTS. The Company, the Parent and the Executive reserve all rights as expressly set forth in the Order.

       3. EXISTING AGREEMENT. Except as expressly amended hereby, all of the terms, covenants and conditions of the Employment Agreement (i) are ratified and confirmed; (ii) shall remain unamended and not waived; and (iii) shall continue in full force and effect.

       4. GOVERNING LAW. This First Amendment shall be governed by the internal laws of the State of Maryland without giving effect to the principles of conflict of laws thereof.

       5. COUNTERPARTS. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

       6. ENFORCEABILITY. If any provision of this First Amendment shall be held to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire First Amendment or the Employment Agreement. Such provision


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shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this First Amendment and the Employment Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

       7. CONFLICTS. The Order shall govern in all matters of conflict between any of the provisions of the Order and this First Amendment.


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       IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed by its duly authorized officer and the Executive has executed this First Amendment as of the date and year first above written.


                          CRIIMI MAE MANAGEMENT, INC.,
                          a Maryland Corporation




                          By:  /s/ William B. Dockser
                               -------------------------
                               Name: William B. Dockser
                               Title:   President




                              /s/ H. William Willoughby
                              --------------------------
                              H. William Willoughby



       In consideration of the services that the Executive is to perform on behalf of the Company, the Parent agrees that it will fulfill its obligations set forth expressly herein.


       IN WITNESS WHEREOF, CRIIMI MAE Inc. has executed this First Amendment as of the date and year first above written.

                              CRIIMI MAE INC.




                              By:  /s/ William B. Dockser
                                 ----------------------
                                   William B. Dockser
                                   Chairman of the Board


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